Contingent assets and liabilities	12 Months Ended
Jun. 30, 2024
Disclosure Of Contingent Assets And Liabilities [Abstract]
Contingent assets and liabilities	Contingent assets and liabilities
a.    Contingent assets
The Group did not have any contingent assets outstanding as of June 30, 2024 and June 30, 2023.
b.    Contingent liabilities
(i)    Central Adelaide Local Health Network Incorporated (“CALHNI”) (formerly Medvet)
The Group acquired certain intellectual property relating to our MPCs, or Medvet IP, pursuant to an Intellectual Property Assignment Deed, or IP Deed, with Medvet Science Pty Ltd, or Medvet. Medvet’s rights under the IP Deed were transferred to Central Adelaide Local Health Network Incorporated, or CALHNI, in November 2011. In connection with its use of the Medvet IP, on completion of certain milestones the Group will be obligated to pay CALHNI, as successor in interest to Medvet, (i) certain aggregated milestone payments of up to $2.2 million and single-digit royalties on net sales of products covered by the Medvet IP, for cardiac muscle and blood vessel applications and bone and cartilage regeneration and repair applications, subject to minimum annual royalties beginning in the first year of commercial sale of those products and (ii) single-digit royalties on net sales of the specified products for applications outside the specified fields.
(ii)    Other contingent liabilities
The Group has entered into a number of other agreements with other third parties pertaining to intellectual property. Contingent liabilities may arise in the future if certain events or developments occur in relation to these agreements. As of June 30, 2024, the Group has assessed these contingent liabilities to be remote and specific disclosure is not required.